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                                 ABIOMED, Inc.
                                 -------------

                1992 COMBINATION STOCK OPTION PLAN, AS AMENDED
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     Preamble.  Combination and Modification of Original Plans.
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     WHEREAS, the Stockholders and Directors of ABIOMED, Inc. (the
"Corporation") approved (A) the Incentive Stock Option Plan, as amended and restated on June 22, 1988 and further amended by Amendment No. 1 and Amendment No. 2 thereto (the "Original Incentive Stock Option Plan"), and (B) the Non-Qualified Stock Option Plan, as amended and restated June 22, 1988 and further amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto (the "Original Non-Qualified Stock Option Plan") for the purpose of issuing stock options to purchase the Corporation's stock; and

     WHEREAS, pursuant to the Original Incentive Stock Option Plan and the Original Non-Qualified Plan (collectively, the "Original Plans"), the Board of Directors now desire to combine and amend and restate the Original Plans as set forth herein;

     NOW THEREFORE, the Corporation hereby combines and amends and restates the Original Plans to be in the form of this 1992 Combination Stock Option Plan (hereafter, the term "1992 Plan" includes both this amended and restated plan and each of the Original Plans, as adopted and originally amended, as applicable).

     Section I.  Purpose of the Plan.
                 -------------------

     The purposes of the 1992 Plan are (i) to provide long-term incentives and rewards to those employees (the "Employee Participants") of ABIOMED, Inc. (the "Corporation") and its subsidiaries (if any), and any other persons (the "Non-employee Participants") who are in a position to contribute to the long-term success and growth of the Corporation and its subsidiaries, (ii) to assist the Corporation in retaining and attracting executives and employees with requisite experience and ability, and (iii) to associate more closely the interests of such executives and key employees with those of the Corporation's stockholders. Notwithstanding the foregoing, a Director of the Corporation who either (i) is not an employee of the Corporation or (ii) is, or within the past year was, a member of a committee designated by the Board of Directors of the Corporation to administer the 1992 Plan shall not be eligible to receive any options under the 1992 Plan, and shall not be included in the definition of "Non-employee Participants" or "Employee Participants".

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     Section II.   Definitions.
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         "Code" is the Internal Revenue Code of 1986, as it may be amended from
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     time to time.

         "Common Stock" is the $.01 par value common stock of the Corporation.
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         "Committee" is defined in Section III, paragraph (a).
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         "Corporation" is defined in Section I.
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         "Corporation ISOs" are all stock options (including 1992 Plan ISOs)
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     which (i) are Incentive Stock Options and (ii) are granted under any plans
     (including this 1992 Plan and the Original Incentive Stock Option Plan) of the Corporation, a Parent Corporation and/or a Subsidiary Corporation.

         "Employee Participants" are defined in Section I.
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         "Fair Market Value" of any property is the value of the property as
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     reasonably determined by the Committee.

         "Incentive Stock Option" is a stock option which is treated as an
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     incentive stock option under Section 422 of the Code.

         "1934 Act" means the Securities Exchange Act of 1934, as amended, or
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     any successor or similar statute.

         "1992 Plan" is defined in the Preamble.
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         "1992 Plan ISOs" are Stock Options which are Incentive Stock Options.
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         "Non-employee Participants" are defined in Section I.
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         "Non-qualified Option" is a Stock Option which does not qualify as an
          --------------------
     Incentive Stock Option or for which the Committee provides, in the terms of such option and at the time such option is granted, that the option shall not be treated as an Incentive Stock Option.

         "Original Incentive Stock Option Plan" is defined in the Preamble.
          ------------------------------------

         "Original Non-Qualified Stock Option Plan" is defined in the Preamble.
          ----------------------------------------

         "Parent Corporation" has the meaning provided in Section 425(e) of the
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     Code.

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         "Participants" are all persons who are either Employee Participants or
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     Non-employee Participants.

         "Permanent and Total Disability" has the meaning provided in Section
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     22(e)(3) of the Code.

         "Stockholder Approval" means the affirmative vote of at least a
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     majority of the shares of Common Stock present and entitled to vote at a duly held meeting of the stockholders of the Corporation, unless a greater vote is required by state law, or the rules under Section 16 of the 1934 Act, if applicable to the Corporation, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent or other means, to the extent permitted by applicable state law.

         "Stock Options" are rights granted pursuant to this 1992 Plan to
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     purchase shares of Common Stock at a fixed price.

         "Subsidiary Corporation" has the meaning provided in Section 425(f) of
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     the Code.

         "Ten Percent Stockholder" means, with respect to a 1992 Plan ISO, any
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     individual who directly or indirectly owns stock possessing more than 10%
     of the total combined voting power of all classes of stock of the Corporation or any Parent Corporation or any Subsidiary Corporation at the time such 1992 Plan ISO is granted.


     Section III.  Administration.
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     (a)   The Committee.  The Plan shall be administered by the Board of
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Directors of the Corporation, or if the Board so determines, by a Compensation
Committee designated by the Board of Directors of the Corporation (the administering body is hereafter referred to as the "Committee"). No person shall be eligible to be a member of the Committee if that person's membership would prevent the plan from complying with Section 16 of the 1934 Act or rules adopted thereunder, if applicable to the Corporation. The Committee shall serve at the pleasure of the Board of Directors, which may from time to time, and in its sole discretion, discharge any member, appoint additional new members in substitution for those previously appointed and/or fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

     (b)   Authority and Discretion of the Committee.  Subject to the express
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provisions of this 1992 Plan and provided that all actions taken shall be consistent with the purposes of this 1992 Plan, and subject to ratification by the Board of Directors only if required by applicable law, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons who shall constitute employees eligible to be Employee Participants; (ii) select the

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Participants to whom Stock Options shall be granted under this 1992 Plan; (iii)
determine the size and the form of the Stock Options, if any, to be granted to any Participant; (iv) determine the time or times such Stock Options shall be granted including the grant of Stock Options in connection with other awards made, or compensation paid, to the Participant; (v) establish the terms and conditions upon which such Stock Options may be exercised and/or transferred, including the exercise of Stock Options in connection with other awards made, or compensation paid, to the Participant; (vi) make or alter any restrictions and conditions upon such Stock Options and the Stock received on exercise thereof, including, but not limited to, providing for limitations on the Participant's right to keep any Stock received on termination of employment; and (vii) adopt such rules and regulations, establish, define and/or interpret these and any other terms and conditions, and make all determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of this 1992 Plan. Notwithstanding any provision of this 1992 Plan to the contrary, only Employee Participants shall be eligible to receive 1992 Plan ISOs.

     (c)   Applicable Law.  This 1992 Plan, and all Stock Options shall be
           --------------
governed by the law of the state in which the Corporation is incorporated.

     Section IV.  Terms of Stock Options.
                  ----------------------

     (a)   Agreements.  Stock Options shall be evidenced by a written agreement
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between the Corporation and the Participant awarded the Stock Option.  Said agreement shall be in such form, and contain such terms and conditions (not inconsistent with this 1992 Plan) as the Committee may determine. If the Stock Option described therein is not intended to be an Incentive Stock Option, but otherwise qualifies as an Incentive Stock Option, such agreement shall include the following, or a similar, statement: "This stock option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended."

     (b)   Term.  Stock Options shall be for such periods as may be determined
           ----
by the Committee, provided that in the case of 1992 Plan ISOs, the term of any such 1992 Plan ISO shall not extend beyond three months after the time the Participant ceases to be an employee of the Corporation. Notwithstanding the foregoing, the Committee may provide in a 1992 Plan ISO that in the event of the Permanent and Total Disability or death of the Participant, the 1992 Plan ISO may be exercised by the Participant or his estate (if applicable) for a period of up to one year after the date of such Permanent and Total Disability or Death. In no event may a 1992 Plan ISO be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of 1992 Plan ISOs granted to Ten Percent Stockholders, more than five years after the date of grant.

     (c)   Purchase Price.  The purchase price of shares purchased pursuant to
           --------------
any Stock Option shall be determined by the Committee, and shall be paid by the Participant or other person permitted to exercise the Stock Option in full upon exercise, (i) in cash, (ii) by delivery of shares

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of Common Stock (valued at their Fair Market Value on the date of such exercise), (iii) any other property (valued at its Fair Market Value on the date of such exercise), or (iv) any combination of cash, stock and other property, with any payment made pursuant to subparagraphs (ii), (iii) or (iv) only as permitted by the Committee, in its sole discretion. In no event will the purchase price of Common Stock be less than the par value of the Common Stock. Furthermore the purchase price of Common Stock subject to a 1992 Plan ISO shall not be less than the Fair Market Value of the Common Stock on the date of the issuance of the 1992 Plan ISO, provided that in the case of 1992 Plan ISOs granted to Ten Percent Stockholders, the purchase price shall not be less than 110% of the Fair Market Value of the Common Stock on the date of issuance of the 1992 Plan ISO.

     (d)   Further Restrictions as to Incentive Stock Options.  To the extent
           --------------------------------------------------
that the aggregate Fair Market Value of Common Stock with respect to which Corporation ISOs (determined without regard to this section) are exercisable for the first time by any Employee Participant during any calendar year exceeds $100,000, such Corporation ISOs shall be treated as options which are not Incentive Stock Options. For the purpose of this limitation, options shall be taken into account in the order granted, and the Committee may designate that portion of any Corporation ISO that shall be treated as not an Incentive Stock Option in the event that the provisions of this paragraph apply to a portion of any option, unless otherwise required by the Code or regulations of the Internal Revenue Service. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the option or at the time of its exercise. For the purpose of this section, Fair Market Value shall be determined as of the time the option with respect to such stock is granted.

     (e)   Restrictions.  At the discretion of the Committee, the Common Stock
           ------------
issued pursuant to the Stock Options granted hereunder may be subject to restrictions on vesting or transfer ability. For the purposes of this limitation, options shall be taken into account in the order granted.

     (f)   Withholding of Taxes.  Pursuant to applicable federal, state, local
           --------------------
or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of a Stock Option to, or exercise of a Stock Option by, a holder. The Corporation may require, as a condition to the exercise of a Stock Option, or demand, at such other time as it may consider appropriate, that the Participant pay the Corporation the amount of any taxes which the Corporation may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Corporation. In its discretion, the Corporation may withhold shares to be received upon exercise of a Stock Option if it deems this an appropriate method for withholding or collecting taxes.

     (g)   Securities Law Compliance.  Upon exercise (or partial exercise) of a
           -------------------------
Stock Option, the Participant or other holder of the Stock Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer Stock in compliance with the provisions of applicable federal or

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state securities laws.  The Corporation, in its discretion, may postpone the issuance and delivery of Stock upon any exercise of this Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. Furthermore, the Corporation is not obligated to register or qualify the shares of Common Stock to be issued upon exercise of a Stock Option under federal or state securities laws (or to register or qualify them at any time thereafter), and it may refuse to issue such shares if, in its sole discretion, registration or exemption from registration is not practical or available. The Corporation may require that prior to the issuance or transfer of Stock upon exercise of a Stock Option, the Participant enter into a written agreement to comply with any restrictions on subsequent disposition that the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates of Stock issued hereunder may bear a legend reflecting such restrictions.

     (h)   Right to Stock Option.  No employee of the Corporation or any other
           ---------------------
person shall have any claim or right to be a participant in this 1992 Plan or to be granted a Stock Option hereunder. Neither this 1992 Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Corporation. Nothing contained hereunder shall be construed as giving any person any equity or interest of any kind in any assets of the Corporation or creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. As to any claim for any unpaid amounts under this 1992 Plan, any person having a claim for payments shall be an unsecured creditor.

     (i)   Indemnity.  Neither the Board of Directors nor the Committee, nor any
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members of either, nor any employees of the Corporation or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this 1992 Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Corporation and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

     (j)   Participation by Foreigners.  Without amending this 1992 Plan,
           ---------------------------
except to the extent required by the Code in the case of Incentive Stock Options, the Committee may modify grants made to participants who are foreign nationals or employed outside the United States so as to recognize differences in local law, tax policy, or custom.


     Section V.  Amendment and Termination; Adjustments Upon Changes in Stock.
                 ------------------------------------------- ----------------

     (a)   Amendment.  The Board of Directors of the Corporation may at any
           ---------
time, and from time to time, amend, suspend or terminate this 1992 Plan in whole or in part; provided, however, that neither the Board of Directors nor the Committee may amend or modify the definition of Employee Participants, materially increase the benefits accruing to Participants, increase the

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number of shares of Common Stock reserved for purposes of this 1992 Plan, extend the term of this 1992 Plan, materially modify the requirements to be a Participant in this 1992 Plan, or otherwise modify the Plan in any way or manner requiring the approval of the Stockholders under the Code or Section 16 of the 1934 Act, if applicable to the Corporation, or rules and regulations thereunder, without Stockholder Approval and compliance with any applicable law, rules, or regulations. Except as provided herein, no amendment, suspension or termination of this 1992 Plan may affect the rights of a Participant to whom a Stock Option has been granted without such Participant's consent.

     (b)   Discretion to Convert ISO's.  The Committee is specifically
           ---------------------------
authorized to convert, in its discretion, the unexercised portion of any 1992 Plan ISO granted to an Employee Participant to a Non-qualified Option at any time prior to the exercise, in full, of such 1992 Plan ISO.

     (c)   Adjustments upon Changes in Stock.  If there shall be any change in
           ---------------------------------
the Common Stock or to any Stock Option granted under this 1992 Plan through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation, appropriate adjustments may be made by the Board of Directors of the Corporation or the Committee (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this 1992 Plan, and the number and kind of shares and the price per share subject to outstanding options, provided that such adjustment does not affect the qualification of any 1992 Plan ISO as an Incentive Stock Option. In connection with the foregoing, the Board of Directors or the Committee may issue new Stock Options in exchange for outstanding Stock Options.


     Section VI.  Shares of Stock Subject to the Plan.
                  -----------------------------------

     The number of shares of Common Stock that may be the subject of awards under this 1992 Plan shall not exceed an aggregate of 1,300,000 shares, including shares of Common Stock that were the subject of awards under the Original Incentive Stock Option Plan and the Original Non-Qualified Stock Option Plan. Shares to be delivered under this 1992 Plan may be either authorized but unissued shares of Common Stock or treasury shares. Any shares subject to an Option hereunder which for any reason terminates, is cancelled or otherwise expires unexercised, shall, at such time, no longer count towards the aggregate number of shares which have been the subject of Stock Options issued hereunder, and such number of shares shall be subject to further awards under this 1992 Plan, provided the total number of shares then eligible for award under this 1992 Plan may not exceed the total specified in the first sentence of this
Section VI.

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     Section VII.  Effective Date and Term of this Plan.
                   -------------------------------------

     Provided there is Stockholder Approval on or before December 31, 1992, the effective date of this 1992 Plan is May 1, 1992 (the "Effective Date") and awards under this 1992 Plan may be made for a period of ten years commencing on the Effective Date. The period during which a Stock Option may be exercised may extend beyond that time as provided herein.

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